Exhibit 10.11

INCENTIVE STOCK OPTION AGREEMENT

(Pursuant to the Radiant Oil & Gas, Inc.’s 2010 Stock Option Plan)

Radiant Oil & Gas, Inc.’s., a Nevada corporation (the “Company”), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company’s common stock (the “Common Stock”), to provide Grantee with an added incentive as an employee of the Company or one or more of its subsidiaries, hereby grants to Grantee, and Grantee hereby accepts, an option (the “Option”) to purchase the number of shares of Common Stock specified below, during a term ending at midnight (prevailing local time at the Company’s principal offices) on the expiration date of this Option specified below, at the Option exercise price specified below, subject to, in all respects, to the vesting requirements set forth in Section 2 “VESTING SCHEDULE AND EXPIRATION.

1. IDENTIFYING PROVISIONS.  As used in this Incentive Stock Option Agreement (the “Agreement” or “Option Agreement”), the following terms shall have the following respective meanings:

(1)

Grantee:  ________________

(2)

Effective Date of grant:  August 5, 2010

(3)

Number of shares optioned:  ____________

(4)

Option exercise price per share:  $.50

(5)

Expiration date for exercising vested Options: August 5, 2020

2. VESTING AND EXPIRATION.  59,666 shares of common stock shall vest on the first anniversary of the Effective Date, 59,667 shares of common stock shall vest on the second anniversary of the Effective Date and 59,667 shares of common stock shall vest on the third anniversary of the Effective Date; provided that Grantee is employed on such vesting dates.

3. TERMINATION PROVISIONS.  The rights associated with the vesting and exercise of this Option is subject to the following additional restrictions and limitations:

(a)

Termination of Employment.  If (i) Grantee terminates his employment agreement at any time, or (ii) the Company terminates Employee’s employment with the Company at any time, Grantee shall have the right to exercise this Option under the Company’s 2010 Stock Option Plan (“2010 Option Plan”), provided such exercise by Grantee occurs within ninety days after the termination date of Grantee.

(b)

Death of Grantee.  If the Grantee shall die while this Option remains outstanding, the Grantee’s legal representative or representatives or the persons entitled to do so under the Grantee’s last will and testament or under applicable interstate laws shall have the right to exercise this Option, provided such exercise occurs within one year of Grantee’s death.  In all other respects, this Option shall terminate upon such death.

(c)

Disability.  In the event Grantee is unable to work full-time for a period of 90 days, resulting in the termination of Grantee’s employment, Grantee (or Grantee’s legal representative) shall be entitled to exercise this Option, but only for the number of shares as to which this Option had vested as of the date of the determination of disability of Grantee.  This Option shall terminate 90 days after the date of termination.

(d)

Leave of Absence.  This Option shall not be exercisable in any part during the Grantee’s lifetime unless at all times beginning with the date of grant and ending no more than three months prior to the date of exercise the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the United States Government), been in the continuous employ of the Company or a parent or  subsidiary thereof, except that such period of three months shall be extended to one year following any termination of such employment by reason of the Grantee’s death.

4. RESTRICTIONS ON TRANSFERABILITY OF OPTION.  This Option may not be transferred by the Grantee other than by will or the laws of descent and distribution and may be exercised during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative subject to the limitations herein.

5. ADJUSTMENTS AND CORPORATE REORGANIZATIONS.  If the outstanding shares of stock of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalization, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the exercise price and number of Shares.

6. EXERCISE, PAYMENT FOR AND DELIVERY OF STOCK.  This Option may be exercised by the Grantee or other person then entitled to exercise it by giving five (5) business days’ written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a certified or cashier’s check payable to the order of the Company in payment of such price.  If the Company is required to withhold on account of any federal, state or local tax imposed as a result of such exercise, the notice of exercise shall also be accompanied by a certified or cashier’s check payable to the order of the Company in payment of the amount thus required to be withheld.

7.

RIGHTS IN STOCK BEFORE ISSUANCE AND DELIVERY.  No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

8.

REQUIREMENTS OF LAW.  By accepting this Option, the Grantee represents and agrees for himself or herself and his or her transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (a) any and all shares so purchased shall be acquired for his or her personal account and not with a view to or for sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.  No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company

9.

2010 STOCK OPTION PLAN.  This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company’s 2010 Option Plan under which the Option was granted, as the same may be amended from time to time in accordance with its terms, provided that no such amendment shall deprive the Grantee, without the Grantee’s consent, of this Option or of any rights hereunder.  Pursuant to said plan, the Board of Directors of the Company or its Committee established for such purposes is vested with conclusive authority to interpret and construe the 2010 Option Plan and this Option Agreement, and is authorized to adopt rules and regulations for carrying out the 2010 Option Plan.  A copy of the 2010 Option Plan in its present form has been previously provided to Grantee and is available for inspection or copying during the business hours of the Company by the Grantee or other persons entitled to exercise this Option at the Company’s principal office.

10.

NOTICE.  Any notice to be given to the Company shall be addressed to the Company in care of its Corporate Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to the Grantee at the address set forth beneath the Grantee’s signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company.  Any such notice shall be deemed duly given five (5) business days after enclosed in a properly sealed envelope addressed as aforesaid, registered or certified mail, return receipt requested, and deposited, postage and registry or certification fees prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.  Notice shall also be deemed given if in writing when received by the party to whom notice is intended by hand delivery, courier service, facsimile or by electronic means subject to the receipt and retention by the party giving notice of evidence of its delivery.

11.

RULES OF CONSTRUCTION.  This Agreement has been executed and delivered by the Company in Texas and shall be construed and enforced in accordance with the laws of said State, other than any choice of law rules calling for the application of laws of another jurisdiction.  Should there be any inconsistency or discrepancy between the provisions of this Option and the terms and conditions of the 2010 Option Plan under which this Option is granted, the provisions in the 2010 Option Plan shall govern and prevail.  The receipt of this Option does not give the Grantee any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of this Option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the Grantee for any period.

IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.

“GRANTEE”

“COMPANY”

Radiant Oil & Gas, Inc.

______________________________

By: __________________________________

______________________________

Name: ________________________________

Title: _________________________________

Address For Notice:

Address for Notice:

_______________

9700 Richmond Ave., Suite 124

_______________

Houston, Texas 77042

NOTICE OF EXERCISE OF OPTION

TO:

Compensation Committee of Board of Directors of Radiant Oil & Gas, Inc.

(1)

The undersigned hereby elects to purchase ______________ shares of the Company pursuant to the terms of the attached Incentive Stock Option Agreement, and tenders payment of $___________, the exercise price, together with all applicable transfer taxes, if any.

(2)

Please issue a stock certificate or certificates representing such shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The shares shall be delivered to the following address:

_______________________________

_______________________________

_______________________________

(3)

Accredited Investor.  The undersigned represents that he or she is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By: _____________________________

Name: __________________________

Title: ___________________________

Social Security No.: ________________

Dated: ___________________________

4